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                                                        Exhibit (10)(a)(xii)

                                 AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

         This Amendment No.1 to Amended and Restated Loan and Security
Agreement (the "Amendment") is entered into as of August 19, 1997 by and between Allied Digital, Inc. (formerly known as Hauppauge Record Manufacturing Ltd.), a New York corporation (the "Borrower"), and American National Bank and Trust Company of Chicago (the "Lender").

                                   WITNESSETH:

         WHEREAS, the parties hereto are parties to that certain Amended and Restated Loan and Security Agreement dated as of October 30, 1996 (the "LSA"; capitalized terms defined in the LSA which are used herein shall have the meanings set forth in the LSA unless otherwise specified herein); and

         WHEREAS, the Borrower and the Lender desire to amend the LSA on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Amendment to LSA. Effective as of the Amendment Effective Time (as defined below), the LSA is amended as follows:

         1.1 Subsection 1.1 of the LSA is amended by adding the following definitions in their proper alphabetical sequence:

                  "Amendment No.1" shall mean that certain Amendment No. 1 to the LSA dated as of August 19, 1997 between Borrower and Lender.

                  "CAPEX Advance" and "CAPEX Advances" shall have the meanings set forth in subsection 2.1(C) hereof.

                  "CAPEX Equipment" shall mean Equipment purchased after the date hereof which is free and clear of all Liens and shall consist of compact disc manufacturing equipment or VHS decks.

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                  "CAPEX Loan" shall have the meaning set forth in subsection
         2.1(C) hereof.

                  "CAPEX Loan Termination Date" shall mean the earlier of (i) July 31, 1998, (ii) the date on which Lender receives notice from Borrower of termination of its right to receive any further CAPEX

         Advances under subsection 2.1(C) hereof or (iii) the date on which the aggregate initial principal amounts of the CAPEX Advances made pursuant to subsection 2.1(C) hereof equals $3,450,000.

                  "CAPEX Note" shall have the meaning set forth in subsection 2.1(C) hereof.

                  "Orderly Liquidation Value" shall mean, with respect to any item of CAPEX Equipment, the "orderly liquidation value" of such item of CAPEX Equipment, as determined by an appraiser satisfactory to Lender and based on an appraisal methodology acceptable to Lender.

         1.2 The definition of "Appraised FS Amount" in subsection 1.1 of the LSA is amended by deleting therefrom "(which is other than fixtures)" and inserting in lieu thereof "(but excluding fixtures and CAPEX Equipment)".

         1.3 The definition of "Commitment Fee Base" in subsection 1.1 of the LSA is amended and restated to read as follows:

                  "Commitment Fee Base" shall mean (a) the sum of the Maximum Revolving Facility Amount, plus, beginning on August 19, 1997 and thereafter prior to the CAPEX Loan Termination Date, $3,450,000, minus
         (b) the sum of (i) the aggregate outstanding principal balance of the Revolving Loan, (ii) the sum of the undrawn face amount of any Letters of Credit outstanding and (iii) prior to the CAPEX Loan Termination Date, the sum of the initial principal amounts of the CAPEX Advances and, thereafter, zero.

         1.4 The definition of "Loans" in subsection 1.1 of the LSA is amended by inserting immediately before the words "the Term Loan" therein ", the CAPEX Loan,".

         1.5 The definition of "Notes" in subsection 1.1 of the LSA is amended by inserting immediately before the words "the Term Note" therein ", the CAPEX Note,".

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         1.6      Subsection 2.1 of the LSA is amended by inserting immediately after the end of subsection 2.1(B) therein a new subsection 2.1(C) to read as follows:

                  (C) CAPEX Loan. Subject to the provisions of Section 4 hereof and the other terms and conditions hereof, Lender shall extend to Borrower after August 19, 1997 and prior to the CAPEX Loan Termination Date, upon Borrower's request therefor, a loan or loans (each, individually, a "CAPEX Advance" and, collectively, the "CAPEX Advances" or the "CAPEX Loan") based on CAPEX Equipment purchased by Borrower after August 19, 1997; provided that the amount of any such CAPEX Advance shall not exceed eighty percent (80%) of the Orderly Liquidation Value of the item of CAPEX Equipment for which such CAPEX Advance is requested; and provided, further that Lender shall not be required to make any CAPEX Advance to the extent that the sum of the initial principal amounts of the requested CAPEX Advances (including the original initial principal amounts of any CAPEX Advances made theretofore) would exceed $3,450,000. Each CAPEX Advance shall be in an amount which is not less than $200,000. Lender, in its sole and absolute discretion, may elect to make CAPEX Advances in excess of the advance rate and other limitations set forth above. The proceeds of each CAPEX Advance shall, on the day of such advance, be deposited in immediately available funds, in Borrower's demand deposit account with Lender or distributed in accordance with the applicable request submitted in accordance with subsection 4.6. The CAPEX Loan shall be evidenced, in part, by a promissory note (the "CAPEX Note") in the form attached to Amendment No. 1 as Exhibit A thereto with the blanks appropriately filled and, the provisions of the CAPEX Note notwithstanding, shall become immediately due and payable as provided in subsection 9.1 hereof, and, without notice or demand, upon the termination of this Agreement pursuant to subsection 2.8 hereof or, if earlier, July 31, 2000.

         1.7 Subsection 2.3 of the LSA is amended by amending and restating subsections (C) and (D) in their entirety to read as follows:

                  (C) Borrower may prepay all or any part of the Term Loan and the CAPEX Loan upon thirty (30) Business Days' prior irrevocable written notice to Lender of the Loan to be prepaid, the amount of the principal prepayment and the Business Day for prepayment, provided that upon the date for such prepayment, Borrower shall pay to Lender, a Prepayment Fee in the amount provided under subsection 2.6(D). Any such prepayments to the principal balance of the Term Loan or the CAPEX Loan shall be applied to reduce the regularly scheduled principal installments of the Note evidencing such Loan in the inverse order of their maturity.


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                  (D)      In the event Borrower is permitted to sell or
         otherwise dispose of any Equipment pursuant to clause (ii) of subsection 8.6 hereof, Borrower shall forthwith after consummation of such sale or other disposition prepay, without payment of any Prepayment Fee, the Term Loan (or if the Term Loan has been paid in full, the CAPEX Loan or, if the CAPEX Loan has been paid in full, the Additional Loan), by an amount equal to the proceeds from such sale, net of reasonable expenses and taxes incurred incidental to such sale; provided, however, that amounts used to pay any third party financing which was incurred to purchase Third Party Financed Equipment which is so sold and the first $25,000 of aggregate net proceeds in each Fiscal Year from any such sales shall not be treated as proceeds in determining the amount of any such prepayments. Any such prepayments of the Term Loan, the Additional Loan or the CAPEX Loan shall be applied to reduce the regularly scheduled principal installments of the Note evidencing such Loan in the inverse order of their maturity.


         1.8 Subsection 2.3 of the LSA is further amended by adding the following to the end of subsection 2.3(I) immediately after the period appearing at the end thereof:

         If Lender determines that the amount of the CAPEX Loan at any time exceeds the Orderly Liquidation Value of the CAPEX Equipment, Borrower shall upon notice from Lender immediately pay to Lender the amount of such excess for application to the principal of the CAPEX Loan. No Prepayment Fee shall be due and payable as a result of any such prepayment. Any such prepayments shall reduce the regularly scheduled principal installments of the CAPEX Note evidencing the CAPEX Loan in inverse order of their maturity.

         1.9      Subsections 2.4, 2.5, 2.6(A), 2.6(D), 2.6(E), 3.1(A) and 5.1
of the LSA are amended by inserting ", the CAPEX Loan" immediately after the words "Term Loan"appearing therein.

         1.10 Subsections 2.6(D) and 2.6(E) of the LSA are amended by inserting ", the CAPEX Note" immediately after the words "Term Note" appearing therein.

         1.11 Subsection 2.6(E) of the LSA is further amended by deleting the dollar amount "$48,910,168.93" contained therein and inserting in lieu thereof the dollar amount "$52,360,168.93".

         1.12 Subsection 2.6 of the LSA is amended by adding thereto a new subsection 2.6(I) to read as follows:

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                  (I)      Borrower shall pay to Lender a non-refundable fee
         (the "CAPEX Fee") of $103,500 for the provision of the CAPEX Loan facility, such CAPEX Fee to be paid in installments of (i) three percent (3%) of each CAPEX Advance concurrently with the making of each such CAPEX Advance until such time as the entire CAPEX Fee has been paid in full and (ii) a final installment equal to the unpaid amount of the CAPEX Fee on the CAPEX Loan Termination Date (or if earlier the termination of this Agreement) if the entire CAPEX Fee has not been paid in full prior to such date.

         1.13 Section 4 of the LSA is amended by inserting immediately after the end of subsection 4.5 a new subsection 4.6 to read in its entirety as follows:

                  4.6 CAPEX Advances. As to each CAPEX Advance, (a) at least 5 Business Days before such CAPEX Advance is to be made Lender shall have received a request by Borrower therefor in the form of Exhibit B to Amendment No. 1 an appraisal identifying the proposed CAPEX Equipment and the estimated Orderly Liquidation Value and "forced sale value" of such Equipment; (b) the Equipment for which such CAPEX

         Advance has been requested and which is the subject thereof shall be delivered to Borrower and located on its premises, Borrower shall have paid for such CAPEX Equipment in full (other than for any amount to be paid directly by Lender to the seller of such CAPEX Equipment, or which will be paid immediately by Borrower to such seller, in each case out of the proceeds of such CAPEX Advance) and received good and marketable title thereto, free and clear of any purchase money security interest or other security interest, mortgage, pledge, lien or other encumbrance (other than any purchase money security interest as shall be released upon the Lender's direct payment of the seller of such CAPEX Equipment, or upon the Borrower's immediate payment of such seller, in each case out of the proceeds of the CAPEX Advance); (c) Lender shall have received confirmation from the Borrower's insurer or an authorized agent of such insurer to the effect that such CAPEX Equipment is fully insured on a replacement cost basis and on a basis which is not subject to any coinsurance penalty; and (d) Lender shall have received such other information, certificates, instruments, lien waivers, payoff letters, termination statements and other documents as Lender may reasonably request. In addition, prior to making any CAPEX Advance Lender shall have received copies of all other documents required to be delivered to Lender under subsections 5.2 and 7.1 hereof, all Monthly Reports and Collateral Reports required as set forth in subsection 3.1 hereof and all documents required to be delivered to Lender under paragraph 3.A of the Holdings Guaranty.

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         1.14     Subsection 8.2 of the LSA is amended by inserting in clause
(iv) thereof immediately before the words "Equipment or other Capital Expenditures" the following:

         (other than the purchase of equipment financed with the proceeds of, or which is the subject of, a CAPEX Loan)

         1.15 Subsection 8.6 of the LSA is amended by inserting immediately before the words "Additional Loan" contained therein the following:

                  CAPEX Loan, or if the CAPEX Loan has been paid in full, the

         1.16 Subsection 8.13(c) is amended by inserting immediately before the period appearing at the end thereof the following:

         (provided that such amount shall be $5,500,000 for the Fiscal Year ending July 31, 1997)

         2. Conditions to Amendment Effective Time. The amendments in Section1 of this Amendment shall become effective (the "Amendment Effective Time") when and only when each of the following conditions have been satisfied in a manner satisfactory in form and substance to Lender (or waived by Lender):

                  (a) Lender shall have received this Amendment duly executed by the Borrower;


                  (b) Lender shall have received a promissory note (the "New Note") in the form of Exhibit A to this Amendment, duly executed by Borrower;

                  (c) Lender shall have received (a) consent to this Amendment from GLC in the form of Exhibit C to this Amendment, duly executed by GLC, and (b) a consent in the form of Exhibit D to this Amendment, duly executed by each of Holdings, HMG and Allied;

                  (d) Lender shall have received certificates of an assistant secretary or secretary of each of Borrower, Holdings, HMG, and Allied as to the resolutions of their respective boards of directors and shareholders authorizing the execution, delivery and performance of this Amendment, the New Note, and the other documents contemplated hereby, the nonexistence of any amendments to their respective certificates or articles of incorporation and bylaws since the last certification provided to the Lender and the incumbency and specimen signatures of the officers of such Person authorized under the resolutions referred to above;


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                  (e)      Lender shall have received opinions of counsel to
Borrower, Holdings, HMG and Allied as to such matters as Lender and its counsel may request and in form and substance satisfactory to Lender and its counsel; and

                  (f) Lender shall have received all such other articles and certificates of incorporation, good standing certificates, agreements, certificates, consents, opinions or other documents as Lender may reasonably request, in each case in form and substance satisfactory to Lender, and all proceedings, agreements, certificates, consents, opinions and other documents and all legal matters relating to the transactions contemplated by this Amendment shall be in form and substance reasonably satisfactory to Lender and its counsel.

         3. Representations and Warranties. Borrower hereby represents and warrants as follows:

                  (a) This Amendment, the New Note and the LSA as previously executed, and as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles.

                  (b) Upon the Amendment Effective Time, Borrower hereby reaffirms all covenants, representations and warranties made in the LSA to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Time and that the LSA remains in full force and effect.


         4. Additional Agreements. By its execution of this Agreement, the Borrower, and by their execution of the consents required herein, each of Holdings, HMG and Allied authorizes and requests its counsel to render the opinion referred to in clause (e) of Section 2 above.

         5.       Reference to the Effect on the LSA.

                  (a) Upon the Amendment Effective Time (i) each reference in the LSA to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the LSA as amended hereby and (ii) each reference to the LSA in the other Financing Agreements shall mean and be a reference to the LSA, as amended hereby.

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                  (b)      Except as specifically amended above, the LSA and all
other documents, instruments and agreements executed and/or delivered in connection with the LSA shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default (including without limitation any Defaults or Events of Default existing on the date hereof), nor operate as a waiver of any right, power or remedy of the Lender (including without limitation any rights, powers or remedies of the Lender with respect to the Defaults or Events of Default existing on the date hereof), nor constitute a waiver of any other provision of the LSA or any other Financing Agreements.

         6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Illinois.

         8. Counterparts. This Amendment may be executed in any number of counterparts each of which shall be an original with the same effect as if the signatures thereto and hereto were on the same instrument. The delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                          ALLIED DIGITAL, INC.

                                          By: /s/
                                          Title:



                                          AMERICAN NATIONAL BANK AND
                                          TRUST COMPANY OF CHICAGO

                                          By: /s/
                                          Title:


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